Exhibit 10.73

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AND IS DENOTED HEREIN BY *****

SENT VIA FACSIMILE AND PRIORTY MAIL

Confidential

February 9 2005

Ms Andrea M. Hill

Chief Executive Officer

The Bell Group

7500 Bluewater Road, NW

Albuquerque, NM 87121-1962

Dear Ms. Hill,

This letter, when accepted by The Bell Group, d/b/a Rio Grande, will amend and replace our existing letter agreement dated, March 15, 2000, including all extensions and amendments.

For the Term, Charles & Colvard, Ltd., (C&C), hereby;

1.	Appoints The Bell Group, d/b/a Rio Grande, (Rio Grande) as an authorized distributor of Charles & Colvard created moissanite (either as a loose jewel or in manufactured jewelry) in the territory comprised of the North American Continent from the present date until December 31, 2005. (The appointment Term) The Term will automatically renew for successive additional one-year terms unless either party gives notice to the other party of intent to terminate this Agreement at least 90 days prior to the end of the then current term.

2.	Warrants that C&C shall appoint no additional distributors for the loose moissanite jewel in the territory during the term.

3.	Provides notice that the existing price schedule will not change during the term. Should, at any time during the term, the pricing of moissanite is decreased, C&C shall provide Rio Grande with a credit toward additional purchases of moissanite equal to the amount of such price decrease on the lesser of (a) Rio Grande’s net purchases of moissanite during the prior 45 days or (b) Rio Grande’s actual inventory at such time.

4.	Agrees *****.

5.	Agrees *****

6.	Agrees to provide the Rio Grande staff with any required training concerning the product, the marketing strategy, and the product positioning being implemented by C&C.

Rio Grande hereby;

1.	Recognizes and agrees to cooperate with C&C in the protection of all C&C trademarks, and intellectual property for the sole benefit of C&C.

2.	Agrees to include C&C created moissanite in its catalog and trade show presentations, and to make commercially reasonable efforts to market moissanite to its’ customers, consistent with the brand identity guidelines supplied by C&C. And, will not use or authorize others to use the C&C name, logo, and other advertising and promotional materials without the specific approval of C&C in advance of its publication or use.

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3.	Specifically warrants and represents that it will sell C&C created moissanite with notice to purchasers that the jewel must be sold to retailer and manufacturers for use in jewelry mountings and not for resale as loose stones.

4.	Rio Grande agrees ***** set out on Exhibit A hereto *****.

If the forgoing meets with your understanding of our agreement, please sign and return one copy of this letter for my files.

Agreed and accepted:

Charles & Colvard Ltd.	The Bell Group, d/b/a Rio Grande

/s/ Robert S. Thomas	/s/ Andrea M. Hill
Signed 2-21-05

Robert S. Thomas	Andrea M. Hill
Chairman & CEO	Chief Executive Officer

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Exhibit A

“MAP” Price List

SRB (mm)	Average Carat Weight	Minimum Advertised Price
2.5	0.05	*****
3	0.09	*****
3.25	0.11	*****
3.5	0.14	*****
4	0.22	*****
4.5	0.29	*****
5	0.41	*****
5.5	0.54	*****
6	0.68	*****
6.5	0.88	*****
7	1.10	*****
7.5	1.35	*****
8	1.60	*****
8.5	1.90	*****
9	2.26	*****
9.5	2.75	*****
10	3.08	*****
10.5	3.57	*****
11	4.11	*****
11.5	4.72	*****
12	5.32	*****
12.5	6.01	*****
13	6.80	*****
13.5	7.60	*****
14	8.46	*****
14.5	9.51	*****
15	10.46	*****

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SCR (mm)	Carat Weight	Minimum Advertised Price
1	3	*****
1.1	3	*****
1.2	3	*****
1.3	3	*****
1.4	3	*****
1.5	3	*****
1.6	3	*****
1.7	3	*****
1.8	3	*****
1.9	3	*****
2	3	*****
2.1	3	*****
2.2	3	*****
2.3	3	*****
2.4	3	*****

All SCR (single cut round) moissanite jewels are sold by weight in bulk bags weighing 3 carats each.

Baguette (mm)	Carat Weight	Minimum Advertised Price
4x2	3	*****
5x2.5	3	*****

Tapered Baguette	Carat Weight	Minimum Advertised Price
5x2.5x2	3	*****

All Baguette moissanite jewels are sold by weight in bulk bags weighing 3 carats each.

Castle (mm)	Average Carat Weight	Minimum Advertised Price
2.5	0.05	*****
3	0.09	*****
3.5	0.15	*****
4	0.21	*****
4.5	0.30	*****
5	0.40	*****
5.5	0.52	*****
6	0.69	*****
6.5	0.88	*****
7	1.09	*****
7.5	1.33	*****
8	1.61	*****

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Cushion (mm)	Average Carat Weight	Minimum Advertised Price
2	0.04	*****
2.5	0.07	*****
3	0.12	*****
3.5	0.19	*****
4	0.30	*****
4.5	0.42	*****
5	0.57	*****
5.5	0.75	*****
6	0.96	*****
6.5	1.21	*****
7	1.49	*****
7.5	1.80	*****
8	2.15	*****
8.5	2.54	*****
9	2.98	*****
9.5	3.74	*****
10	4.18	*****
10.5	4.99	*****
11	5.79	*****
11.5	6.82	*****
12	8.07	*****

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Heart (mm)	Average Carat Weight	*****
3	0.08	*****
3.5	0.14	*****
4	0.21	*****
4.5	0.30	*****
5	0.42	*****
5.5	0.54	*****
6	0.70	*****
6.5	0.86	*****
7	1.10	*****
7.5	1.32	*****
8	1.61	*****
8.5	1.99	*****
9	2.43	*****
9.5	2.83	*****
10	3.30	*****

Marquise (mm)	Average Carat Weight	Minimum Advertised Price
4x2	0.06	*****
5x2.5	0.12	*****
6x3	0.21	*****
7x3.5	0.32	*****
8x4	0.47	*****
9x4.5	0.67	*****
10x5	0.90	*****
11x5.5	1.26	*****
12x6	1.58	*****
13x6.5	1.98	*****
14x7	2.48	*****

Octagon (mm)	Average Carat Weight	Minimum Advertised Price
2	0.03	*****
2.5	0.07	*****
3	0.11	*****
3.5	0.17	*****
4	0.25	*****
4.5	0.36	*****
5	0.47	*****
5.5	0.62	*****
6	0.80	*****
6.5	1.02	*****
7	1.26	*****
7.5	1.56	*****
8	1.87	*****
8.5	2.19	*****
9	2.58	*****
9.5	3.02	*****

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Oval (mm)	Average Carat Weight	Minimum Advertised Price
4x2	0.09	*****
5x3	0.23	*****
6x4	0.43	*****
7x5	0.84	*****
8x6	1.33	*****
9x7	1.91	*****
10x8	2.72	*****
11x9	3.74	*****
12x10	5.18	*****
14x10	6.58	*****
14x10.5	6.93	*****

Pear (mm)	Average Carat Weight	Minimum Advertised Price
5x3	0.20	*****
6x4	0.39	*****
7x5	0.69	*****
7.5x5	0.76	*****
8x5	0.85	*****
9x6	1.33	*****
10x7	1.93	*****
10.5x7	2.13	*****
12x7.5	2.87	*****
12x8	3.09	*****

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Princess (mm)	Average Carat Weight	Minimum Advertised Price
2x2	0.04	*****
2.5x2.5	0.08	*****
3x3	0.14	*****
3.5x3.5	0.21	*****
4x4	0.33	*****
4.5x4.5	0.44	*****
5x5	0.64	*****
5.5x5.5	0.83	*****
6x6	1.07	*****
6.5x6.5	1.35	*****
7x7	1.64	*****
7.5x7.5	2.08	*****
8x8	2.51	*****
8.5x8.5	2.87	*****
9x9	3.49	*****
9.5x9.5	3.97	*****
10x10	4.80	*****
10.5x10.5	5.38	*****
11x11	6.31	*****
11.5x11.5	7.23	*****
12x12	8.14	*****
12.5x12.5	8.86	*****
13.0x13.0	9.94	*****

Radiant (mm)	Average Carat Weight	Minimum Advertised Price
4x2	0.10	*****
5x3	0.30	*****
6x4	0.61	*****
7x5	1.04	*****
8x6	1.67	*****
9x7	2.43	*****
10x8	3.51	*****
11x9	4.79	*****
12x10	6.45	*****
14x10	8.41	*****
14x12	11.72	*****

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SBC (mm)	Average Carat Weight	Minimum Advertised Price
2x2	0.04	*****
2.5x2.5	0.11	*****
3x3	0.16	*****
3.5x3.5	0.24	*****
4x4	0.37	*****
4.5x4.5	0.51	*****
5x5	0.71	*****
5.5x5.5	0.91	*****
6x6	1.18	*****
6.5x6.5	1.50	*****
7x7	1.88	*****
7.5x7.5	2.28	*****
8x8	2.78	*****
8.5x8.5	3.28	*****
9x9	3.94	*****
9.5x9.5	4.62	*****
10.0x10.0	5.29	*****

Triangle (mm)	Average Carat Weight	Minimum Advertised Price
2x2x2	0.02	*****
2.5x2.5x2.5	0.06	*****
3x3x3	0.09	*****
3.5x3.5x3.5	0.14	*****
4x4x4	0.21	*****
4.5x4.5x4.5	0.30	*****
5x5x5	0.40	*****
5.5x5.5x5.5	0.52	*****
6x6x6	0.67	*****
6.5x6.5x6.5	0.83	*****
7x7x7	1.06	*****
7.5x7.5x7.5	1.28	*****
8x8x8	1.48	*****
8.5x8.5x8.5	1.79	*****
9x9x9	2.12	*****
9.5x9.5x9.5	2.41	*****

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Trillion (mm)	Average Carat Weight	Minimum Advertised Price
2x2x2	0.02	*****
2.5x2.5x2.5	0.05	*****
3x3x3	0.08	*****
3.5x3.5x3.5	0.13	*****
4x4x4	0.18	*****
4.5x4.5x4.5	0.27	*****
5x5x5	0.36	*****
5.5x5.5x5.5	0.47	*****
6x6x6	0.61	*****
6.5x6.5x6.5	0.74	*****
7x7x7	0.94	*****
7.5x7.5x7.5	1.16	*****
8x8x8	1.44	*****
8.5x8.5x8.5	1.66	*****
9x9x9	2.16	*****
9.5x9.5x9.5	2.41	*****
10x10x10	2.77	*****
10.5x10.5x10.5	3.34	*****
11x11x11	3.85	*****